UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

(e)	Approval of Amended and Restated TreeHouse Foods, Inc. Equity and Incentive Plan

At the 2015 annual meeting of stockholders (the “2015 Annual Meeting”) held on April 23, 2015, the stockholders of TreeHouse Foods, Inc. (the “Company”), approved the amendment and restatement of the TreeHouse Foods, Inc. Equity and Incentive Plan (the “Plan”).

The amendments (to the prior plan) contained in the amended and restated Plan (i) extend the term of the Plan to February 27, 2025, (ii) increase the number of shares of the Company’s common stock available for issuance under the Plan from 9,260,167 to 12,260,167, (iii) provide for “double-trigger” vesting of awards that are (a) granted after the effective date of the amendment and restatement of the Plan and (b) assumed or replaced with economically equivalent awards by a successor entity upon a change in control, and (iv) contain an annual award limit of $500,000 in fair market value for each non-employee director.

The amended and restated Plan is described in the Company’s proxy statement in connection with the 2015 Annual Meeting of Stockholders. The summary above does not purport to be complete and is qualified in its entirety by reference to the amended and restated Plan, listed as Exhibit 10.1 hereto and filed with the Securities and Exchange Commission as Appendix A to the Company’s Definitive Proxy Statement on March 2, 2015 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non- Votes
Election of Directors
Frank J. O’Connell	32,183,516	6,912,250	7,655	1,722,908
Terdema L. Ussery, II	38,848,615	246,875	7,931	1,722,908
David B. Vermylen	37,688,198	1,407,372	7,851	1,722,908

Ratification of the Selection of Independent Public Accounting Firm	40,390,963	417,991	17,375	N/A

Advisory Approval of the Company’s Executive Compensation	29,268,414	9,774,300	60,707	1,722,908

Approval of the Amendment and Restatement of the TreeHouse Foods, Inc. Equity and Incentive Plan and Increase in the Number of Shares Subject to Such Plan	35,560,537	3,524,302	18,582	1,722,908

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Amended and Restated TreeHouse Foods, Inc. Equity and Incentive Plan is incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement dated March 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: April 24, 2015	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Amended and Restated TreeHouse Foods, Inc. Equity and Incentive Plan is incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement dated March 2, 2015.

5